LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED OCTOBER 26, 2007

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2007 OF

LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85%

LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 70%

LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50%

The following text replaces the section of the Statement of Additional Information titled “Portfolio Manager Compensation”:

LMGAA investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

The level of incentive compensation is determined by the senior management of Legg Mason, based upon a number of factors, including (but not limited to) the performance of LMGAA’s funds relative to their benchmarks and to their relevant peer groups.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

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